Exhibit 10




Date                                                          Reference

April 9, 2001                                                 R.J.M Dassen



Independent auditors' consent

We consent to the incorporation by reference in the Registration Statements of Koninklijke Ahold N.V. on Form F-3 and Form S-3 (No. 333-52934, No. 333-52934-01, No. 333-80245, No. 333-80245-01, No. 333-71383 and No.
333-71383-01) and Form S-8 (No. 333-10044 and No. 333-09774) of our report dated
March 6, 2001 appearing in the annual report on Form 20-F of Koninklijke Ahold N.V. for the year ended December 31, 2000.



/s/  Deloitte & Touche, Accountants
Amsterdam, The Netherlands